                                                                   EXHIBIT 24.1
                          THE WILLIAMS COMPANIES, INC.

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM G. von GLAHN, DAVID M. HIGBEE and SHAWNA L. GEHRES their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-3 for the registration of debt securities of Williams with an initial aggregate offering price not to exceed one billion dollars ($1,000,000,000) and/or not more than eight hundred million ($800,000,000) aggregate principal amount of preferred securities of Williams, and any and all amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

          THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. von GLAHN, DAVID M. HIGBEE and SHAWNA L. GEHRES its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

          Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

          IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 21st day of May, 1998.




    /s/ KEITH E. BAILEY                        /s/ JACK E. McCARTHY
-------------------------------            ------------------------------
       Keith E. Bailey                            Jack D. McCarthy
    Chairman of the Board,                     Senior Vice President
        President and                      (Principal Financial Officer)
   Chief Executive Officer
  (Principal Executive Officer)


                               /s/ GARY R. BELITZ
                         ------------------------------
                                 Gary R. Belitz
                                   Controller
                         (Principal Accounting Officer)

    /s/ GLENN A. COX                        THOMAS H. CRUIKSHANK
-------------------------------        -------------------------------
        Glenn A. Cox                        Thomas H. Cruikshank
          Director                                Director


   /s/ WILLIAM E. GREEN                  /s/ PATRICIA L. HIGGINS
-------------------------------        -------------------------------
       William E. Green                      Patricia L. Higgins
          Director                                Director


     /s/ W. R. Howell                    /s/ ROBERT J. LaFORTUNE
-------------------------------        -------------------------------
         W. R. Howell                        Robert J. LaFortune
           Director                               Director


     /s/ JAMES C. LEWIS                  /s/ JACK A. MacALLISTER
-------------------------------        -------------------------------
         James C. Lewis                      Jack A. MacAllister
           Director                               Director


   /s/ FRANK T. MacINNIS                    /s/ PETER C. MEINIG
-------------------------------        -------------------------------
       Frank T. MacInnis                        Peter C. Meinig
           Director                                Director


     /s/ KAY A. ORR                        /s/ GORDON R. PARKER
-------------------------------        -------------------------------
         Kay A. Orr                            Gordon R. Parker
          Director                                 Director


                           /s/ JOSEPH H. WILLIAMS
                        -------------------------------
                               Joseph H. Williams
                                    Director



                                        THE WILLIAMS COMPANIES, INC.



                                        By /s/ WILLIAM G. von GLAHN
                                          -------------------------------
                                               William G. von Glahn
ATTEST:                                        Senior Vice President


  /s/ DAVID M. HIGBEE
----------------------------
      David M. Higbee
         Secretary

                          THE WILLIAMS COMPANIES, INC.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM G. von GLAHN, SHAWNA L. GEHRES, and SUZANNE H. COSTIN their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-3 for the registration of debt securities, equity hybrid securities, and other securities convertible into equity securities of Williams with an initial aggregate offering price not to exceed one billion dollars ($1,000,000,000), and any and all amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

         THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. von GLAHN, SHAWNA L. GEHRES, and SUZANNE H. COSTIN its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

         Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

         IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 23rd day of January, 2000.


         /s/ KEITH E. BAILEY                         /s/ JACK D. McCARTHY
--------------------------------------      ------------------------------------
             Keith E. Bailey                            Jack D. McCarthy
         Chairman of the Board,                       Senior Vice President
             President and                       (Principal Financial Officer)
        Chief Executive Officer
     (Principal Executive Officer)


                               /s/ GARY R. BELITZ
                      ------------------------------------
                                 Gary R. Belitz
                                   Controller
                         (Principal Accounting Officer)



        /s/ HUGH M. CHAPMAN                           /s/ GLENN A. COX
--------------------------------------      ------------------------------------
          Hugh M. Chapman                                Glenn A. Cox
             Director                                      Director

      /s/ THOMAS H. CRUIKSHANK                      /s/ WILLIAM E. GREEN
-------------------------------------       ------------------------------------
        Thomas H. Cruikshank                          William E. Green
              Director                                    Director


      /s/ PATRICIA L. HIGGINS                        /s/ W. R. HOWELL
-------------------------------------       ------------------------------------
        Patricia L. Higgins                           W. R. Howell
              Director                                  Director


      /s/ JAMES C. LEWIS
-------------------------------------       ------------------------------------
        James C. Lewis                                Jack A. MacAllister
           Director                                       Director


      /s/ FRANK T. MACINNIS                        /s/ PETER C. MEINIG
-------------------------------------       ------------------------------------
        Frank T. MacInnis                             Peter C. Meinig
             Director                                     Director


      /s/ GORDON R. PARKER                        /s/ JANICE D. STONEY
-------------------------------------       ------------------------------------
        Gordon R. Parker                              Janice D. Stoney
            Director                                      Director



                             /s/ JOSEPH H. WILLIAMS
                       -----------------------------------
                               Joseph H. Williams
                                    Director


                                             THE WILLIAMS COMPANIES, INC.



                                             By:  /s/ WILLIAM G. von GLAHN
                                                  ------------------------------
                                                  William G. von Glahn
                                                  Senior Vice President

ATTEST:



       /s/ SHAWNA L. GEHRES
-------------------------------------
         Shawna L. Gehres
            Secretary